UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 31, 2024

TROIKA MEDIA GROUP, INC.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identiﬁcation No.)

25 W 39th Street New York, NY	10018
(Address of principal executive oﬃces)	(Zip Code)
Registrant’s telephone number, including area code (212) 213-0111
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)(1)	Name of each exchange on which registered
Common Shares $0.001 par value	TRKAQ	N/A
Redeemable Warrants to acquire Common Shares	TRKAWQ	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)
On December 7, 2023, Troika Media Group, Inc. (the “Company”) received a determination letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company of its determination that, in accordance with its authority under Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the Company’s securities would be suspended from trading. Trading of the Company’s common stock and warrants was suspended at the opening of business on December 18, 2023 and delisted from Nasdaq. On December 18, 2023, the Company’s common stock and warrants began trading on the OTC under the symbols “TRKAQ” and “TRKAWQ”, respectively.

ITEM 7.01 Regulation ED Disclosure

As previously disclosed, on December 7, 2023, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (such court, the “Court” and such cases, the “Cases”).

On January 31, 2024, the Debtors filed monthly operating reports (collectively, the “Monthly Operating Reports”), with the Court for the reporting month ended December 31, 2023, copies of which are attached hereto.

The Company expects to file future Monthly Operating Reports and other documents with the Court while the Cases remain pending. The filing of such reports and other documents may not be accompanied by a Form 8-K filing. These reports and other documents will also be available for review free of charge on the Debtors’ claims agent website at https://cases.ra.kroll.com/Troika/. Investors should review this website for additional information regarding the Debtors and the Cases.

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to the Company’s securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Federal Rules of Bankruptcy Procedure applicable to the Cases. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to periods that are different from the historical periods required in the Company’s reports pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including the Monthly Operating Reports attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Statements Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock or other equity securities will receive any payment or other distribution on account of those securities in the Cases given the expected sales proceeds (which currently under the Asset Purchase Agreement consists of a credit bid) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the lack of distributions to equity securityholders in the Cases; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
99.1	Troika Media Group, Inc., Monthly Operating Report, dated December 31, 2023.
99.2	Converge Direct, LLC, Monthly Operating Report, dated December 31, 2023.
99.3	Converge Direct Interactive, LLC, Monthly Operating Report, dated December 31, 2023.
99.4	CD Acquisition Corp., Monthly Operating Report, dated December 31, 2023.
99.5	Lacuna Ventures, LLC, Monthly Operating Report, dated December 31, 2023.
99.6	Mission Media USA, Inc., Monthly Operating Report, dated December 31, 2023.
99.7	Mission Culture LLC, Monthly Operating Report, dated December 31, 2023.
99.8	Troika Design Group, Inc., Monthly Operating Report, dated December 31, 2023.
99.9	Troika IO, Inc., Monthly Operating Report, dated December 31, 2023.
99.10	Troika Mission Worldwide, Inc. Monthly Operating Report, dated December 31, 2023.
99.11	Troika Production Group, LLC, Monthly Operating Report, dated December 31, 2023.
99.12	Troika Services, Inc., Monthly Operating Report, dated December 31, 2023.
99.13	Troika-Mission Holdings, Inc., Monthly Operating Report, dated December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: February 1, 2024	By:	/s/ Derek McKinney
(Signature)
Derek McKinney General Counsel and Corporate Secretary